DELAWARE GROUP® ADVISER FUNDS

Delaware Global Real Estate Opportunities Fund
(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
each dated February 28, 2020

On June 10, 2020, the Board of Trustees of Delaware Group Adviser Funds unanimously voted and approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect approximately sixty (60) days after the date of this Supplement.

The Fund will be closed to new investors effective June 19, 2020, and all sales efforts will cease.  However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the liquidation date.

Until the liquidation of the Fund, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware Funds® by Macquarie fund. If a shareholder does not opt to exchange his or her shares prior to the liquidation, the shareholder will be paid a liquidating distribution by the Fund.

Effective June 19, 2020, the following is inserted directly after the Fund’s summary prospectus section entitled, “Delaware Global Real Estate Opportunities Fund” and the statutory prospectus section entitled, “Fund summary: Delaware Global Real Estate Opportunities Fund”:

The Fund is closed to new investors.

Effective immediately, the following replaces the chart in Fund’s summary prospectus section entitled, “Who manages the Fund” and the statutory prospectus section entitled, “Fund summary: Who manages the Fund:”

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Chris Gowlland	Senior Vice President, Head of Equity Quantitative Research	June 2020

Effective June 19, 2020, the following is inserted at the beginning of the Fund’s summary prospectus section entitled, “Delaware Global Real Estate Opportunities Fund — Purchase and redemption of Fund shares” and the statutory prospectus section entitled, “Fund summary: Delaware Global Real Estate Opportunities Fund — Purchase and redemption of Fund shares”:

The Fund is closed to new investors. Existing shareholders of the Fund may continue to purchase shares until five (5) business days before the liquidation date.

The following replaces the section in the Fund’s statutory prospectus section entitled, “Who manages the Fund — Portfolio Managers:”

Chris Gowlland, CFA Senior Vice President, Head of Equity Quantitative Research
Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Investment Management in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird School of Global Management. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

The following sentences are added as a new first paragraph to the Fund’s statutory prospectus section entitled, “About your account — Waivers of contingent deferred sales charges.”

The CDSC shall be waived for all redemptions subsequent to the Delaware Global Real Estate Opportunities Fund’s notice to shareholders of its intent to liquidate. The CDSC may be reinstituted upon notice to shareholders.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2020.